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                                                      NASCOR MORTGAGE LOAN POOL
                                                      20 TO 30 -YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        NASCOR SERIES 1999-25
                                                        POOL PROFILE (9/8/99)

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

                                                                -------------------------       -------------------------
                                                                          BID                          TOLERANCE
                                                                -------------------------       -------------------------
      AGGREGATE PRINCIPAL BALANCE                                           $300,000,000                      (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                                                 1-Sep-99
      INTEREST RATE RANGE                                                 6.125% - 8.50%
      GROSS WAC                                                                    7.15%                    (+/- 10 Bps%)
      WEIGHTED AVERAGE SERVICE FEE                                                25 bps
      MASTER SERVICING FEE                                                       1.7 bps
      WAM (in months)                                                                358                    (+/- 2 month)

      WALTV                                                                          78%                    (maximum 80%)

      CALIFORNIA %                                                                   21%                    (maximum 25%)
      SINGLE LARGEST ZIP CODE CONCENTRATION                                           2%                    (maximum  3%)

      AVERAGE LOAN BALANCE                                                      $366,909               (maximum $370,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                         $1,298,881             (maximum $1,500,000)

      CASH-OUT REFINANCE %                                                            0%                    (maximum  3%)

      PRIMARY RESIDENCE %                                                           100%                    (minimum 97%)

      SINGLE-FAMILY DETACHED %                                                       96%                    (minimum 93%)

      FULL DOCUMENTATION %                                                           42%                    (minimum 39%)

      UNINSURED > 80% LTV %                                                          15%                    (maximum 18%)

      TEMPORARY BUYDOWNS                                                              0%                    (maximum  2%)

      WEIGHTED AVERAGE FICO SCORE                                                    731                    (minimum 726)



                            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                       MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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     (1)  All dollar amounts are  approximate  and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                                                      NASCOR MORTGAGE LOAN POOL
                                                      20 TO 30 -YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        NASCOR SERIES 1999-25
                                                         PRICING INFORMATION

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
      RATING AGENCIES                                                         TBD by Norwest

      PASS THRU RATE                                                                   6.50%

      ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                             0.63%

      PRICING DATE                                                                       TBD

      FINAL STRUCTURE DUE DATE                                                     10-Sep-99                  9:00 AM

      SETTLEMENT DATE                                                              29-Sep-99

      ASSUMED SUB LEVELS                                                                 AAA                   3.000%
                                                                                          AA                   1.150%
                                                                                           A                   0.750%
                                                                                         BBB                   0.500%
                                                                                          BB                   0.250%
                                                                                           B                   0.150%

                                                                   Note:  AAA Class will be rated by two rating agencies.
                                                                   AA through B Classes will be rated by one rating agency.


     NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-25. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



      NASCOR CONTACTS                              Wayne Creadick (301)846-8452
                                                   Lori Maller (301) 846-8185










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